SUPPLEMENT TO PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                          MERRIMAC SERIES (the "Trust")

                    This Supplement is dated January 4, 1999

        The Prospectus and Statement of Additional Information of the Trust, each dated June 24, 1998, are hereby amended and supplemented as follows:
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INVESTMENT SUB-ADVISER TO THE MERRIMAC CASH PORTFOLIO

        Effective September 1, 1998, Allmerica Asset Management, Inc. ("AAM") has been appointed investment sub-adviser to the Merrimac Cash Portfolio (the "Cash Portfolio".) AAM, whose business address is 440 Lincoln Street, Worcester, Massachusetts 01653, is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation. A new Investment Sub-Advisory Agreement (the "New Agreement") with AAM became effective on September 1, 1998. The terms of the New Agreement are substantially similar to the terms of the previous Investment Sub-Advisory Agreement with The Bank of New York, except for the effective date and the reallocation of fees between AAM and Investors Bank as adviser to the Cash Portfolio, with no resultant impact to shareholders. The New Agreement was approved by shareholders of the Cash Portfolio on August 28, 1998. As part of a master-feeder structure, the Merrimac Cash Series ("Cash Series") invests all of its investable assets in the Cash Portfolio.

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INVESTMENT SUB-ADVISER TO THE MERRIMAC TREASURY PORTFOLIO

        Effective January 4, 1999, M&I Investment Management Corp. ("M&I") has been appointed investment sub-adviser to the Merrimac Treasury Portfolio (the "Treasury Portfolio".) M&I, whose business address is 1000 North Water Street, Milwaukee, Wisconsin 53202, is a first-tier wholly owned subsidiary of Marshall & Ilsley Corporation, a publicly held bank holding company with shares listed on the NASDAQ Stock Market. A new Investment Sub-Advisory Agreement (the "New Agreement") with M&I became effective on January 4, 1999. The terms of the New Agreement are substantially similar to the terms of the previous Investment Advisory Agreement with Aeltus Investment Management, Inc., except for the effective date. The New Agreement was approved by shareholders of the Treasury Portfolio on December 18, 1998. As part of a master-feeder structure, the Merrimac Treasury Series invests all of its investable assets in the Treasury Portfolio.

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICIES FOR MERRIMAC TREASURY PORTFOLIO

        Effective, January 4, 1999, the Board of Trustees of the Treasury Portfolio approved certain non-fundamental changes to the investment policies of the Treasury Portfolio. Accordingly, effective January 4, 1999, the Treasury Portfolio will only invest in U.S. Treasury Securities.

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CHANGES IN CERTAIN VALUATION, PURCHASE AND REDEMPTION PROCEDURES FOR MERRIMAC
CASH SERIES

        Effective January 11, 1999, the net asset value per share of the Cash Series will be determined each Business Day as of 5:00 p.m. (Eastern Time). Further, effective January 11, 1999, a purchase order for shares received in proper form by 5:00 p.m. (ET) for the Cash Series will be executed at the net asset value per share next determined after receipt of an order, provided that Investors Bank & Trust Company receives the wire by the close of business on the day the purchase order is received. Effective January 11, 1999, if a notice of redemption is received prior to 5:00 p.m. (ET) for the Cash Series, the redemption will be effective on the date of receipt and proceeds will ordinarily be made by wire on the date of receipt, but in any event within three Business Days from the date of receipt.